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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the inclusion of our reports dated February 21, 1997, included in Amendment No. 5 to Form 10-K/A for the year ended December 31, 1996 in this Form S-8 of Coventry Corporation dated September 26, 1997.


                                            ARTHUR ANDERSEN LLP



Nashville, Tennessee
September 25, 1997